Conyers Park Acquisition Corp.
1 Greenwich Office Park, 2nd Floor
Greenwich, CT 06831

SPECIAL MEETING IN LIEU OF 2017 ANNUAL MEETING OF STOCKHOLDERS
[•], 2017
YOUR VOTE IS IMPORTANT

CONYERS PARK ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING IN LIEU OF 2017 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2017

PROXY CARD

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [•], 2017, in connection with the Special Meeting in Lieu of 2017 Annual Meeting of Stockholders (the "Special Meeting") to be held at [•] Eastern Time on [•], 2017 at [•], and hereby appoints David J. West and Brian K. Ratzan, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Conyers Park Acquisition Corp. (the "Company") registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on [•], 2017: This notice of meeting and the accompany proxy statement are available at [•].

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

(1) The Business Combination Proposal — To consider and vote upon a proposal to approve and adopt the Plan of Agreement and Plan of Merger, dated April 10, 2017, as it may be amended, by and among the Company, The Simply Good Foods Company, Conyers Park Parent Merger Sub, Inc., Conyers Park Merger Sub 1, Inc., Conyers Park Merger Sub 2, Inc., Conyers Park Merger Sub 3, Inc., Conyers Park Merger Sub 4, Inc., NCP-ATK HOLDINGS, INC., Atkins Holdings LLC, solely in its capacity as the Majority Stockholder and, solely in its capacity as the Stockholders' Representative, Roark Capital Acquisition LLC, and the transactions contemplated thereby (the "Business Combination").

FOR ☐ AGAINST ☐ ABSTAIN ☐

- **Intention to Exercise Redemption Rights** If you intend to exercise your redemption rights please check this box. Checking this box, however, is not sufficient to exercise your redemption rights. You must comply with the procedures set forth in the definitive proxy statement under the heading "Special Meeting in Lieu of 2017 Annual Meeting of Company Stockholders — Redemption Rights."

REDEMPTION RIGHTS ☐

- **Shareholder Certification** I hereby certify that I am not acting in concert, or as a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), with any other stockholder with respect to the shares of common stock of the Company owned by me in connection with the proposed Business Combination.

SHAREHOLDER CERTIFICATION ☐

(2) The Adjournment Proposal — To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Dated:____________________________, 2017

____

(Signature)

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(Signature if held Jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.